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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-49870 and 333-39692) and the Registration Statements on Form S-8 (Nos. 333-55076, 333-47972, 333-38610, 333-32554,
333-83783, 333-79043 and 333-71278) of Redback Networks Inc. of our report dated January 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 25, 2002